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                                                                   EXHIBIT 10.34


                                                                  EXECUTION COPY






                                 AMENDMENT NO. 1


                           dated as of April 18, 2002

                                      among

                             CPS WAREHOUSE TRUST, as
                                   Purchaser,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                               Seller and Servicer

                    SYSTEMS & SERVICES TECHNOLOGIES, INC., as
                                 Backup Servicer

                                       and

                        BANK ONE TRUST COMPANY, N.A., as
                          Standby Servicer and Trustee

                                       to

                          Sale and Servicing Agreement

                            dated as of March 7, 2002

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                 AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT

         AMENDMENT NO. 1, dated as of April 18, 2002 (the "AMENDMENT") among CPS WAREHOUSE TRUST, a Delaware business trust (the "PURCHASER"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (in its capacities as Seller, the "SELLER" and as Servicer, the "SERVICER," respectively), SYSTEMS & SERVICES TECHNOLOGIES, INC., a Delaware corporation ("SST"), as Backup Servicer, and BANK ONE TRUST COMPANY, N.A., a national banking association, (in its capacities as Standby Servicer, the "STANDBY SERVICER" and as Trustee, the "TRUSTEE," respectively) to the Sale and Servicing Agreement, dated as of March 7, 2002, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms (the "SALE AND SERVICING AGREEMENT").

                                    RECITALS
                                    --------

         WHEREAS, the Purchaser, the Seller, the Servicer, SST, the Standby Servicer and the Trustee (collectively, the "AMENDING PARTIES") have entered into the Sale and Servicing Agreement and the Amending Parties desire to amend the Sale and Servicing Agreement in certain respects as provided below with the consent of the Noteholder and the Controlling Party.

                                   AGREEMENTS
                                   ----------

         In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Amending Parties agree as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS

         SECTION 1.1. DEFINED TERMS. Unless defined in this Amendment, capitalized terms used in this Amendment (including in the Preamble and the Recitals) shall have the meaning given such terms in ANNEX A to the Sale and Servicing Agreement, as identifiable from the context in which such term is used.


                                   ARTICLE II
                                   ----------

                                    AMENDMENT

         SECTION 2.1. AMENDMENTS TO ANNEX A. ANNEX A to the Sale and Servicing Agreement is hereby amended as follows:

                  (a) The first line of the following definition is hereby deleted in its entirety and replaced with the following:

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                  ""CONCENTRATION LIMITS" means with respect to Eligible
Receivables other than Mercury Receivables:".

                  (b) The definition of "EXCESS CONCENTRATION AMOUNT" is hereby amended by inserting the phrase "(other than Mercury Receivables)" after the phrase "Aggregate Principal Amount of Eligible Receivables".

                  (c) The definition of "ADVANCE RATE" is hereby deleted in its entirety and replaced with the following:

                  "ADVANCE RATE" means either the CPS Receivables Advance Rate or the Mercury Receivables Advance Rate, as applicable.

                  (d) The following definitions are hereby inserted in alphabetical order:

                  ""CPS RECEIVABLES ADVANCE RATE" as of any day means (a)76% MINUS (b) the Advance Rate Reduction Amount; PROVIDED that, within 90 days after CPS notifies the Insurer that CPS has consummated its contemplated acquisition of Mercury Finance Company, LLC and the related servicing transfer, the Insurer will consider in good faith whether to increase the percentage in CLAUSE (A) above to 80% (provided however that any such increase will be in the Insurer's sole discretion and subject to acknowledgement by the Rating Agencies that such increase will not result in the withdrawal or reduction below investment grade of the rating of the Notes without taking into consideration the Note Policy).

                  "MERCURY RECEIVABLES" means the Receivables acquired from Mercury Finance Company, LLC pursuant to the Assignment, dated April 19, 2002 between Mercury Finance Company, LLC, as seller and the Seller, as purchaser.

                  "MERCURY RECEIVABLES ADVANCE RATE" as of any day means 65%."

         SECTION 2.2. AMENDMENT TO SECTION 2.1 OF THE SALE AND SERVICING AGREEMENT. Section 2.1 of the Sale and Servicing Agreement is hereby amended as follows:

                  (a) The first sentence of Section 2.1(c) is hereby deleted in its entirety and replaced with the following:

                  "In consideration for the sale of the Related Receivables and Other Conveyed Property described in SECTION 2.1(a) or the related Assignment, the Purchaser shall, on each Funding Date on which Related Receivables are transferred hereunder, pay to or upon the order of the Seller the applicable Purchase Price in the following manner: (i) cash in an amount equal to the amount of the Advance received by the Purchaser under the Note on such Funding Date and (ii) to the extent the Purchase Price for the related Receivables and Other Conveyed Property exceeds the amount of cash described in (i), such excess shall be treated as a capital contribution by the Seller to the Purchaser."


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         SECTION 2.3. AMENDMENT TO SECTION 3.1 OF THE SALE AND SERVICING
AGREEMENT. Section 3.1 of the Sale and Servicing Agreement is hereby amended as follows:

                  (a) Section 3.1(a)(ii)(A) is hereby deleted in its entirety and replaced with the following subsection (A) of Section 3.1(a)(ii):

            "(A) each Related Receivable (other than a Mercury Receivable) has
(1) an original term of 24 to 72 months; (2) an original Amount Financed of at least $3,000 and not more than $35,000; and (3) had an APR of at least 10% and not more than 27% (subject to applicable laws);".

                  (b) Section 3.1(a)(xix) is hereby deleted in its entirety and replaced with the following:

            "(xix) TITLE DOCUMENTS. (A) If the Related Receivable was originated in a State in which notation of a security interest on the title document of the related Financed Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Related Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Related Receivables that finance a vehicle in the States listed in Annex B, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States) will be received within 180 days and will show, the Seller (or, in the case of a Mercury Receivable, Mercury Finance Company, LLC) named as the original secured party under the Related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Related Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show the Seller (or, in the case of a Mercury Receivable, Mercury Finance Company, LLC) named as the original secured party under the Related Receivable, and in either case, the Trustee has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Related Receivable for which the title document has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such title document showing the Seller (or, in the case of a Mercury Receivable, Mercury Finance Company, LLC) as first lienholder has been applied for."

                  (c) Section 3.1(a)(xxxiv) is hereby deleted in its entirety and replaced with the following:

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

                           "RECEIVABLES ORIGINATED BY MERCURY FINANCE LLC.
Receivables that have been acquired from or originated by Mercury Finance LLC will not be Eligible Receivables; PROVIDED that the Mercury Receivables shall be Eligible Receivables if and to the extent that the Rating Agency Condition is satisfied with respect thereto."

                  (d) The following is hereby inserted as Section 3.1(a)(xxxv):

            "ADDITIONAL CHARACTERISTICS OF THE MERCURY RECEIVABLES. Each Related Receivable that is a Mercury Receivable has (1) an original term of 9 to 60 months; (2) an original Amount Financed of at least $1,300 and not more than $16,500; and (3) had an APR of at least 16.95% and not more than 30% (subject to applicable laws). The Aggregate Principal Balance of the Mercury Receivables does not exceed $7,512,391.38."

                  (e) The following is hereby inserted as Section 3.1(a)(xxxvi):

            "NO MATERIAL ADVERSE CHANGES. Since March 8, 2002, there have been no material adverse changes to the underwriting policies or procedures with respect to the Mercury Receivables."

                                   ARTICLE III
                                   -----------

                           CONDITION TO EFFECTIVENESS

         SECTION 3.1. EXECUTION OF AMENDMENT BY AMENDING PARTIES. This Amendment shall become effective upon (a) receipt by the Noteholder and the Controlling Party of counterparts hereof executed and delivered by the Purchaser, the Seller, the Servicer, SST, the Standby Servicer and the Trustee and (b) receipt by the Trustee, the Noteholder and the Controlling Party of a certificate by the Seller that the Rating Agency Condition has been satisfied.


                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         SECTION 4.1. RATIFICATION. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Sale and Servicing Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Sale and Servicing Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Sale and Servicing Agreement specifically referred to herein and any references in the Sale and Servicing Agreement to the provisions of the Sale and Servicing Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

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         SECTION 4.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW (INCLUDING, WITHOUT LIMITATION, THE UCC) OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF
LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

         SECTION 4.4. WAIVER OF NOTICE. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

         SECTION 4.5. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Sale and Servicing Agreement and shall not affect the construction or interpretation of this Amendment or the Sale and Servicing Agreement or any provisions hereof or thereof.


                  [Remainder of Page Intentionally Left Blank]






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         IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.



                                           CPS WAREHOUSE TRUST

                                           By: Wilmington Trust Company, not in
                                           its individual capacity but solely as
                                           Owner Trustee

                                           By:      ____________________
                                           Name:
                                           Title:



                                           CONSUMER PORTFOLIO SERVICES,
                                           INC., as Seller


                                           By:      ______________________
                                           Name:
                                           Title:


                                           CONSUMER PORTFOLIO SERVICES,
                                           INC., as Servicer


                                           By:      ____________________
                                           Name:
                                           Title:



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


                                             BANK ONE TRUST COMPANY, N.A.,
                                             not in its individual
                                             capacity, but solely as
                                             Standby Servicer and Trustee


                                             By:      ____________________
                                             Name:
                                             Title:


                                             SYSTEMS & SERVICES
                                             TECHNOLOGIES, INC., as Backup
                                             Servicer
                                             By:      ____________________
                                             Name:
                                             Title:


CONSENTED AND AGREED TO (pursuant to Section 11.1 of the Sale and Servicing Agreement):


PARADIGM FUNDING LLC, as Noteholder


By:      _________________________
         Name:
         Title:



XL CAPITAL ASSURANCE INC., as Controlling Party


By:      _________________________
         Name:
         Title:

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